                                                                     EXHIBIT 4.4

This instrument was prepared by,
and when recorded should be
returned to:

Richard W. Astle
Sidley Austin Brown & Wood
Bank One Plaza
10 South Dearborn Street
Chicago, Illinois 60603



                             SUPPLEMENTAL INDENTURE

                                   ----------

                           Dated as of August 13, 2003

                                   ----------

                           COMMONWEALTH EDISON COMPANY

                                       to

                            BNY MIDWEST TRUST COMPANY

                                       and

                                  D. G. DONOVAN

             Trustees under Mortgage Dated July 1, 1923, and Certain
                         Indentures Supplemental Thereto

                                   ----------

                            Providing for Issuance of

                     FIRST MORTGAGE 4.74% BONDS, SERIES 102
                               DUE AUGUST 15, 2010

     THIS SUPPLEMENTAL INDENTURE, dated as of August 13, 2003, between COMMONWEALTH EDISON COMPANY, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "COMPANY") having an address at 10 South Dearborn Street, 37th floor, Chicago, Illinois 60603, party of the first part, and BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. DONOVAN, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the "TRUSTEE", the Trustee and said Co-Trustee being hereinafter together called the "TRUSTEES", and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the "MORTGAGE"),

                              W I T N E S S E T H:

     WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and

     WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

    SUPPLEMENTAL
    INDENTURE DATE             PARTIES                                                 PROVIDING FOR
    August 1, 1944             Company to Continental Illinois National Bank           Amendment and restatement of
                               and Trust Company of Chicago and Edmond B.              Mortgage dated July 1, 1923
                               Stofft, as Trustee and Co-Trustee

    August 1, 1946             Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Edmond B.
                               Stofft, as Trustee and Co-Trustee

    April 1, 1953              Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Edmond B.
                               Stofft, as Trustee and Co-Trustee

    SUPPLEMENTAL
    INDENTURE DATE             PARTIES                                                 PROVIDING FOR
    March 31, 1967             Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Edward J.
                               Friedrich, as Trustee and Co-Trustee

    April 1, 1967              Company to Continental Illinois National Bank           Amendment of Sections 3.01, 3.02,
                               and Trust Company of Chicago and Edward J.              3.05 and 3.14 of the Mortgage and
                               Friedrich, as Trustee and Co-Trustee                    issuance of First Mortgage 5-3/8%
                                                                                       Bonds, Series Y

    February 28, 1969          Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 29, 1970               Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 1, 1971               Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 1, 1972              Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 31, 1972               Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 15, 1973              Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 31, 1974               Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 13, 1975              Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    May 28, 1976               Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 3, 1977               Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    SUPPLEMENTAL
    INDENTURE DATE             PARTIES                                                 PROVIDING FOR
    May 17, 1978               Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    August 31, 1978            Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 18, 1979              Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    June 20, 1980              Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 16, 1981             Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 30, 1982             Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 15, 1983             Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 13, 1984             Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 15, 1985             Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and Donald W.
                               Alfvin, as Trustee and Co-Trustee

    April 15, 1986             Company to Continental Illinois National Bank           Confirmation of mortgage lien
                               and Trust Company of Chicago and M.J. Kruger,
                               as Trustee and Co-Trustee

    June 15, 1990              Company to Continental Bank, National                   Issuance of First Mortgage 9-7/8%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 75
                               Co-Trustee

    October 1, 1991            Company to Continental Bank, National                   Issuance of First Mortgage 8-1/4%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 76 and First
                               Co-Trustee                                              Mortgage 8-7/8% Bonds, Series 77

    SUPPLEMENTAL
    INDENTURE DATE             PARTIES                                                 PROVIDING FOR
    October 15, 1991           Company to Continental Bank, National                   Issuance of First Mortgage 8-3/8%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 78 and First
                               Co-Trustee                                              Mortgage 9-1/8% Bonds, Series 79

    May 15, 1992               Company to Continental Bank, National                   Issuance of First Mortgage 6-1/8%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 82 and First
                               Co-Trustee                                              Mortgage 8% Bonds, Series 83

    September 15, 1992         Company to Continental Bank, National                   Issuance of First Mortgage 7-3/8%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 85 and First
                               Co-Trustee                                              Mortgage 8-3/8% Bonds, Series 86

    February 1, 1993           Company to Continental Bank, National                   Issuance of First Mortgage 8-3/8%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 88
                               Co-Trustee

    April 1, 1993              Company to Continental Bank, National                   Issuance of First Mortgage 6-1/2%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 90 and First
                               Co-Trustee                                              Mortgage 8% Bonds, Series 91

    April 15, 1993             Company to Continental Bank, National                   Issuance of First Mortgage 7-5/8%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 92
                               Co-Trustee

    June 15, 1993              Company to Continental Bank, National                   Issuance of First Mortgage 7%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 93 and First
                               Co-Trustee                                              Mortgage 7-1/2% Bonds, Series 94

    July 15, 1993              Company to Continental Bank, National                   Issuance of First Mortgage 6-5/8%
                               Association and M.J. Kruger, as Trustee and             Bonds, Series 96 and First
                               Co-Trustee                                              Mortgage 7-3/4% Bonds, Series 97

    January 15, 1994           Company to Continental Bank, National                   Issuance of First Mortgage Bonds,
                               Association and M.J. Kruger, as Trustee and             Pollution Control Series 1994A,
                               Co-Trustee                                              1994B and 1994C

    December 1, 1994           Company to Bank of America Illinois and                 Issuance of First Mortgage Bonds,
                               Robert J. Donahue, as Trustee and Co-Trustee            Pollution Control Series 1994D

    June 1, 1996               Company to Harris Trust and Savings Bank and            Issuance of First Mortgage Bonds,
                               D.G. Donovan, as Trustee and Co-Trustee                 Pollution Control Series 1996A and
                                                                                       1996B

    March 1, 2002              Company to BNY Midwest Trust Company and D.G.           Issuance of unregistered First
                               Donovan, as Trustee and Co-Trustee                      Mortgage 6.15% Bonds, Series 98

    May 20, 2002               Company to BNY Midwest Trust Company and D.G.           Issuance of First Mortgage Bonds,
                               Donovan, as Trustee and Co-Trustee                      Pollution Control Series 2002

    SUPPLEMENTAL
    INDENTURE DATE             PARTIES                                                 PROVIDING FOR
    June 1, 2002               Company to BNY Midwest Trust Company and D.G.           Issuance of additional
                               Donovan, as Trustee and Co-Trustee                      unregistered First Mortgage 6.15%
                                                                                       Bonds, Series 98

    October 7, 2002            Company to BNY Midwest Trust Company and D.G.           Issuance of registered First
                               Donovan, as Trustee and Co-Trustee                      Mortgage 6.15% Bonds, Series 98 in
                                                                                       exchange for unregistered First
                                                                                       Mortgage 6.15% Bonds, Series 98

    January 13, 2003           Company to BNY Midwest Trust Company and D.G.           Issuance of First Mortgage 3.700%
                               Donovan, as Trustee and Co-Trustee                      Bonds, Series 99 and First
                                                                                       Mortgage 5.875% Bonds, Series 100

    March 14, 2003             Company to BNY Midwest Trust Company and D.G.           Issuance of First Mortgage 4.70%
                               Donovan, as Trustee and Co-Trustee                      Bonds, Series 101

    April 23, 2003             Company to BNY Midwest Trust Company and D.G.           Issuance of First Mortgage Bonds,
                               Donovan, as Trustee and Co-Trustee                      Pollution Control Series 2003

     WHEREAS, the respective designations, maturity dates and principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

                 DESIGNATION                                       MATURITY DATE        PRINCIPAL AMOUNT
   First Mortgage 9-7/8% Bonds, Series 75                        June 15, 2020          $     54,171,000

   First Mortgage 8-1/4% Bonds, Series 76                        October 1, 2006             100,000,000

   First Mortgage 8-3/8% Bonds, Series 78                        October 15, 2006            125,000,000

   First Mortgage 8% Bonds, Series 83                            May 15, 2008                140,000,000

   First Mortgage 7-5/8% Bonds, Series 92                        April 15, 2013              218,500,000

   First Mortgage 7% Bonds, Series 93                            July 1, 2005                225,000,000

   First Mortgage 7-1/2% Bonds, Series 94                        July 1, 2013                147,000,000

   First Mortgage 7-3/4% Bonds, Series 97                        July 15, 2023               150,000,000

   First Mortgage 5.3% Bonds, Pollution Control Series 1994A     January 15, 2004             26,000,000

   First Mortgage 5.7% Bonds, Pollution Control Series 1994B     January 15, 2009             20,000,000

   First Mortgage 5.85% Bonds, Pollution Control Series 1994C    January 15, 2014             20,000,000

                 DESIGNATION                                       MATURITY DATE        PRINCIPAL AMOUNT
   First Mortgage 6.75% Bonds, Pollution Control Series 1994D    March 1, 2015                91,000,000

   First Mortgage 4.4% Bonds, Pollution Control Series 1996A     December 1, 2006            110,000,000

   First Mortgage 4.4% Bonds, Pollution Control Series 1996B     December 1, 2006             89,400,000

   First Mortgage 6.15% Bonds, Series 98                         March 15, 2012              600,000,000

   First Mortgage Bonds, Pollution Control Series 2002           April 15, 2013              100,000,000

   First Mortgage 3.700% Bonds, Series 99                        February 1, 2008            350,000,000

   First Mortgage 5.875% Bonds, Series 100                       February 1, 2033            350,000,000

   First Mortgage 4.70% Bonds, Series 101                        April 15, 2015              395,000,000

   First Mortgage Bonds, Pollution Control Series 2003           May 15, 2017                 40,000,000
                                                                                        ----------------
                                                                 Total                  $  3,351,071,000
                                                                                        ================

     WHEREAS, the Mortgage provides for the issuance from time to time thereunder, in series, of bonds of the Company for the purposes and subject to the limitations therein specified; and

     WHEREAS, the Company desires, by this Supplemental Indenture, to create an additional series of bonds to be issuable under the Mortgage, such bonds to be designated "First Mortgage 4.74% Bonds, Series 102" (hereinafter called the "BONDS OF SERIES 102") and the terms and provisions to be contained in the bonds of Series 102 or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and

     WHEREAS, the bonds of Series 102 and the Trustee's certificate to be endorsed thereon shall be substantially in the form of the General Form of Registered Bond Without Coupons and the form of the General Form of Trustee's Certificate set forth in Section 3.05 of the Supplemental Indenture dated August 1, 1944 to the Mortgage with such appropriate insertions, omissions and variations in order to express the designation, date, maturity date, annual interest rate, record dates for, and dates of, payment of interest, denominations, terms of redemption and redemption prices, and other terms and characteristics authorized or permitted by the Mortgage or not inconsistent therewith; and

     WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by orders of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to create, as an additional series of bonds of the

Company, the bonds of Series 102, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the bonds of Series 102, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

     NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     SECTION 1. DESIGNATION AND ISSUANCE OF BONDS OF SERIES 102. The bonds of Series 102 shall, as hereinbefore recited, be designated as the Company's "First Mortgage 4.74% Bonds, Series 102." Subject to the provisions of the Mortgage, the bonds of Series 102 shall be issuable without limitation as to the aggregate principal amount thereof.

     SECTION 2. FORM, DATE, MATURITY DATE, INTEREST RATE AND INTEREST PAYMENT DATES OF BONDS OF SERIES 102. (a) The definitive bonds of Series 102 shall be in engraved, lithographed, printed or typewritten form and shall be registered bonds without coupons; and such bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the forms hereinbefore recited, respectively. The bonds of Series 102 shall be dated as provided in Section 3.01 of the Mortgage, as amended by Supplemental Indenture dated April 1, 1967.

     (b)  The bonds of Series 102 shall mature on August 15, 2010.

     (c) The bonds of Series 102 shall bear interest at the rate of 4.74% per annum until the principal thereof shall be paid.

     (d) Interest on the bonds of Series 102 shall be payable semi-annually on the fifteenth day of February and the fifteenth day of August in each year, commencing February 15, 2004. February 1 and August 1 in each year are hereby established as record dates for the payment of interest payable on the next succeeding interest payment dates, respectively. The interest on each bond of Series 102 so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage, as amended by said Supplemental Indenture dated April 1, 1967, be paid to the person in whose name such bond is registered at the close of business on the February 1 or August 1, as the case may be, next preceding such interest payment date.

     SECTION 3. EXECUTION OF BONDS OF SERIES 102. The bonds of Series 102 shall be executed on behalf of the Company by its President or one of its Vice Presidents, manually or by facsimile signature, and shall have its corporate seal affixed thereto or a facsimile of such seal imprinted thereon, attested by its Secretary or one of its Assistant Secretaries, manually or by facsimile signature, all as may be provided by resolution of the Board of Directors of the

Company. In case any officer or officers whose signature or signatures, manual or facsimile, shall appear upon any bond of Series 102 shall cease to be such officer or officers before such bond shall have been actually authenticated and delivered, such bond nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons whose signature or signatures, manual or facsimile, appear thereon had not ceased to be such officer or officers of the Company.

     SECTION 4. MEDIUM AND PLACES OF PAYMENT OF PRINCIPAL OF AND INTEREST ON BONDS OF SERIES 102; TRANSFERABILITY AND EXCHANGEABILITY. Both the principal of and interest on the bonds of Series 102 shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and both such principal and interest shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, and such bonds shall be transferable and exchangeable, in the manner provided in Sections 3.09 and 3.10 of the Mortgage, at said office or agency. No charge shall be made by the Company to the registered owner of any bond of Series 102 for the transfer of such bond or for the exchange thereof for bonds of other authorized denominations, except, in the case of transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

     SECTION 5. DENOMINATIONS AND NUMBERING OF BONDS OF SERIES 102. The bonds of Series 102 shall be issued in the denomination of $1,000 and in such multiples of $1,000 as shall from time to time hereafter be determined and authorized by the Board of Directors of the Company or by any officer or officers of the Company authorized to make such determination, the authorization of the denomination of any bond of Series 102 to be conclusively evidenced by the execution thereof on behalf of the Company. Bonds of Series 102 shall be numbered R-1 and consecutively upwards.

     SECTION 6. TEMPORARY BONDS OF SERIES 102. Until definitive bonds of Series 102 are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations and conditions set forth in Section 3.11 of the Mortgage, temporary registered bonds without coupons of Series 102.

     SECTION 7. REDEMPTION OF BONDS OF SERIES 102. (a) The bonds of Series 102 shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at a redemption price equal to the greater of

          (1) 100% of the principal amount of the bonds of Series 102 to be redeemed, plus accrued interest to the redemption date, or

          (2) as determined by the Quotation Agent (as hereinafter defined), the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of Series 102 to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as hereinafter defined) plus fifteen (15) basis points, plus accrued interest to the redemption date.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of Series 102 or portions of the bonds of Series 102 called for redemption.

     (b) For purposes of the foregoing Section 7(a), the following terms shall have the respective meanings set forth below:

          "ADJUSTED TREASURY RATE" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

          "BUSINESS DAY" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

          "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of Series 102 that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of Series 102.

          "COMPARABLE TREASURY PRICE" means, with respect to any redemption date:

                 (i) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

                 (ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

          "QUOTATION AGENT" means the Reference Treasury Dealer appointed by the Company.

          "REFERENCE TREASURY DEALER" means (1) each of Banc One Capital Markets, Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY DEALER"), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

          "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

     (c) In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of Series 102 as hereinbefore provided, it shall comply with all the terms and provisions of Article V of the Mortgage applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article V and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in this Section 7. No publication of notice of any redemption of any bonds of Series 102 shall be required under Section 5.03(a) of the Mortgage.

     SECTION 8. BOOK-ENTRY ONLY SYSTEM. It is intended that the bonds of Series 102 be registered so as to participate in the securities depository system (the "DTC SYSTEM") with The Depository Trust Company ("DTC"), as set forth herein. The bonds of Series 102 shall be initially issued in the form of a fully registered bond or bonds in the name of Cede & Co., or any successor thereto, as nominee for DTC. The Company and the Trustees are authorized to execute and deliver such letters to or agreements with DTC as shall be necessary to effectuate the DTC System, including the Letter of Representations from the Company and the Trustees to DTC relating to the bonds of Series 102 (the "REPRESENTATION LETTER"). In the event of any conflict between the terms of the Representation Letter and the Mortgage, the terms of the Mortgage shall control. DTC may exercise the rights of a bondholder only in accordance with the terms hereof applicable to the exercise of such rights.

     With respect to bonds of Series 102 registered in the name of DTC or its nominee, the Company and the Trustees shall have no responsibility or obligation to any broker-dealer, bank or other financial institution for which DTC holds such bonds from time to time as securities depository (each such broker-dealer, bank or other financial institution being referred to herein as a "DEPOSITORY PARTICIPANT") or to any person on behalf of whom such a Depository Participant holds an interest in such bonds (each such person being herein referred to as an "INDIRECT PARTICIPANT"). Without limiting the immediately preceding sentence, the Company and the Trustees shall have no responsibility or obligation with respect to:

          (i) the accuracy of the records of DTC, its nominee or any Depository Participant with respect to any ownership interest in the bonds of Series 102,

          (ii) the delivery to any Depository Participant or any Indirect Participant or any other person, other than a registered owner of a bond of Series 102, of any notice with respect to the bonds of Series 102, including any notice of redemption,

          (iii) the payment to any Depository Participant or Indirect Participant or any other person, other than a registered owner of a bond of Series 102, of any amount with respect to principal of, redemption premium, if any, on, or interest on, the bonds of Series 102, or

          (iv)   any consent given by DTC as registered owner.

So long as certificates for the bonds of Series 102 are not issued as hereinafter provided, the Company and the Trustees may treat DTC or any successor securities depository as, and deem DTC or any successor securities depository to be, the absolute owner of such bonds for all purposes whatsoever, including, without limitation, (1) the payment of principal and interest on such bonds, (2) giving notice of matters (including redemption) with respect to such bonds and (3) registering transfers with respect to such bonds. While a bond of Series 102 is in the DTC System, no person other than DTC or its nominee shall receive a certificate with respect to such bond.

     In the event that:

          (a) DTC notifies the Company that it is unwilling or unable to continue as depositary or if DTC ceases to be a clearing agency registered under applicable law and a successor depositary is not appointed by the Company within 90 days,

          (b) the Company determines that the beneficial owners of the bonds of Series 102 should be able to obtain certificated bonds and so notifies the Trustees in writing or

          (c) there shall have occurred and be continuing a completed default or any event which after notice or lapse of time or both would be a completed default with respect to the bonds of Series 102, the bonds of Series 102 shall no longer be restricted to being registered in the name of DTC or its nominee. In the case of clause (a) of the preceding sentence, the Company may determine that the bonds of Series 102 shall be registered in the name of and deposited with a successor depository operating a securities depository system, as may be acceptable to the Company and the Trustees, or such depository's agent or designee, and if the Company does not appoint a successor securities depository system within 90 days, then the bonds may be registered in whatever name or names registered owners of bonds transferring or exchanging such bonds shall designate, in accordance with the provisions hereof.

     Notwithstanding any other provision of the Mortgage to the contrary, so long as any bond of Series 102 is registered in the name of DTC or its nominee, all payments with respect to principal of and interest on such bond and all notices with respect to such bond shall be made and given, respectively, in the manner provided in the Representation Letter.

     SECTION 9. LEGENDS. So long as the bonds of Series 102 are held by DTC, such bonds of Series 102 shall bear the following legend:

          Unless this bond is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by a person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     SECTION 10. CONFIRMATION OF LIEN. The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on EXHIBIT A attached hereto and made a part hereof.

     SECTION 11. MISCELLANEOUS. The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by said indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the recitals of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

     This Supplemental Indenture shall bind and, subject to the provisions of
Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.

     Although this Supplemental Indenture is dated as of August 13, 2003, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustees on the date indicated by their respective acknowledgments hereto annexed.

     This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its Vice President and Treasurer, and attested by its Corporate Secretary, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Vice Presidents, and attested by one of its Assistant Vice Presidents, and D. G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.


                                          COMMONWEALTH EDISON COMPANY


                                          By   /s/ J. Barry Mitchell
                                               J. Barry Mitchell
                                               VICE PRESIDENT AND TREASURER

ATTEST:

     /s/ Katherine K. Combs
     Katherine K. Combs
     CORPORATE SECRETARY

                                          BNY MIDWEST TRUST COMPANY


                                          By   /s/ J. Bartolini
                                               J. Bartolini
                                               VICE PRESIDENT

ATTEST:

     /s/ C. Potter
     C. Potter
     ASSISTANT VICE PRESIDENT

                                          /s/ D. G. DONOVAN
                                          D. G. DONOVAN

STATE OF ILLINOIS)
                        )SS.
COUNTY OF COOK   )

     I, MARY L. KWILOS, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. Barry Mitchell, Vice President and Treasurer of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and Katherine
K. Combs, Corporate Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Treasurer and Corporate Secretary, respectively, and who are both personally known to me to be Vice President and Treasurer and Corporate Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice President and Treasurer and Corporate Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 14th day of August, A.D. 2003.


                                                /s/ Mary L. Kwilos
                                                Mary L. Kwilos
                                                NOTARY PUBLIC

(NOTARIAL SEAL)


My Commission expires October 26, 2005.

STATE OF ILLINOIS)
                        )SS.
COUNTY OF COOK   )

I, A. HERNANDEZ, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. Bartolini, a Vice President of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and C. Potter, an Assistant Vice President of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Vice President, respectively, and who are both personally known to me to be a Vice President and an Assistant Vice President, respectively, of said trust company, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice President and Assistant Vice President, respectively, of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 15th day of August, A.D. 2003.


                                                /s/ A Hernandez
                                                A. Hernandez
                                                NOTARY PUBLIC

(NOTARIAL SEAL)


My Commission expires July 8, 2006.

STATE OF ILLINOIS)
                        )SS.
COUNTY OF COOK   )

I, A. HERNANDEZ, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D. G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 15th day of August, A.D. 2003.


                                                /s/ A. Hernandez
                                                A. Hernandez
                                                NOTARY PUBLIC

(NOTARIAL SEAL)


My Commission expires July 8, 2006.